                                                                      (n)(1)(ii)

                                     FORM OF

                               AMENDED SCHEDULE B

                                     to the

                           THIRD AMENDED AND RESTATED

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       for

                                ING MUTUAL FUNDS

                       12b-1 Distribution and Service Fees
                           Paid Each Year by the Funds
                         (as a % of average net assets)

                                                  A      B      C     I      O      Q      R     W
                                                ----   ----   ----   ---   ----   ----   ----   ---
ING Asia-Pacific Real Estate Fund               0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING Disciplined International SmallCap Fund     0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING Diversified International Fund              0.25   1.00   1.00   N/A   0.25    N/A   0.50   N/A
ING Emerging Countries Fund                     0.35   1.00   1.00   N/A    N/A   0.25    N/A   N/A
ING Emerging Markets Fixed Income Fund          0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING European Real Estate Fund                   0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING Foreign Fund                                0.25   1.00   1.00   N/A    N/A   0.25    N/A   N/A
ING Global Bond Fund                            0.25   1.00   1.00   N/A   0.25    N/A    N/A   N/A
ING Global Equity Dividend Fund                 0.25   1.00   1.00   N/A   0.25    N/A    N/A   N/A
ING Global Natural Resources Fund               0.25   1.00   1.00   N/A    N/A   0.25    N/A   N/A
ING Global Real Estate Fund                     0.35   1.00   1.00   N/A   0.25    N/A    N/A   N/A
ING Global Value Choice Fund                    0.35   1.00   1.00   N/A    N/A   0.25    N/A   N/A
ING Greater China Fund                          0.25   1.00   1.00   N/A   0.25    N/A    N/A   N/A
ING Index Plus International Equity Fund        0.25   1.00   1.00   N/A   0.25    N/A    N/A   N/A
ING International Capital Appreciation Fund     0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING International Equity Dividend Fund          0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING International Growth Opportunities Fund     0.25   1.00   1.00   N/A    N/A   0.25    N/A   N/A
ING International Real Estate Fund              0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING International SmallCap Multi-Manager Fund   0.35   1.00   1.00   N/A   0.25   0.25    N/A   N/A
ING International Value Choice Fund             0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING International Value Opportunities Fund      0.25   1.00   1.00   N/A    N/A    N/A    N/A   N/A
ING Russia Fund                                 0.25   1.00   1.00   N/A    N/A   0.25    N/A   N/A

Date Last Amended: May 30, 2008

                                        1